EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Procure ETF Trust I, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of the Procure ETF Trust I for the period ended October 31, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Procure ETF Trust I for the stated period.

/s/ Robert Tull Robert Tull President and Principal Executive Officer, Procure ETF Trust I	/s/ Adrienne Binik-Chanin Adrienne Binik-Chanin Treasurer and Principal Financial Officer, Procure ETF Trust I
Dated: February 23, 2021

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Procure ETF Trust I for purposes of Section 18 of the Securities Exchange Act of 1934.